                                                                    Exhibit 99.1


                                                        MONTHLY OPERATING REPORT



CASE  NAME:     PARK PHARMACY CORPORATION                    ACCRUAL BASIS

CASE  NUMBER:   02-80896-SAF-11                         02/13/95, RWD, 2/96

JUDGE:    FELSENTAL


                         UNITED STATES BANKRUPTCY COURT

            NORTHERN _______________DISTRICT OF_______________ TEXAS

                           6 _______________ DIVISION

                            MONTHLY OPERATING REPORT

                  MONTH ENDING: _DECEMBER 31______ , 2003_____



IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.



RESPONSIBLE  PARTY:

                                                    PRESIDENT
__________________________________________          ________________________
ORIGINAL  SIGNATURE  OF  RESPONSIBLE  PARTY                  TITLE

CRAIG MACKEY                                        20-JAN-04
_________________________________                   ________________________
PRINTED NAME OF RESPONSIBLE PARTY                             DATE



PREPARER:

_________________________________                   CONTROLLER
ORIGINAL  SIGNATURE  OF  PREPARER                           TITLE

JAMES MORRISON                                      20-JAN-04
________________________                            _________________________
PRINTED NAME OF PREPARER                                    DATE

                                                       MONTHLY OPERATING REPORT

CASE  NAME:  PARK PHARMACY CORPORATION                     ACCRUAL BASIS-1

CASE  NUMBER:  02-80896-SAF-11                         02/13/95, RWD, 2/96



COMPARATIVE  BALANCE  SHEET

                                          SCHEDULE          MONTH             MONTH           MONTH
ASSETS                                     AMOUNT          OCT-03             NOV-03         DEC-03
------                                     ------          ------             ------         ------

1.   UNRESTRICTED  CASH                                   $624,927           $717,971       $536,218
2.   RESTRICTED  CASH
3.   TOTAL  CASH                             $0           $624,927           $717,971       $536,218
4.   ACCOUNTS  RECEIVABLE  (NET)
5.   INVENTORY
6.   NOTES  RECEIVABLE
7.   PREPAID  EXPENSES                                    $205,030           $171,883       $143,452
8.   OTHER  (ATTACH  LIST)                                                     $2,000         $2,000
9.   TOTAL  CURRENT  ASSETS                  $0           $829,957           $891,854       $681,670
10.  PROPERTY,  PLANT  &  EQUIPMENT                       $218,633           $219,616       $218,633
11.  LESS:  ACCUMULATED
     DEPRECIATION / DEPLETION                             $131,984           $135,484       $138,749
12.  NET  PROPERTY,  PLANT  &
     EQUIPMENT                                             $86,649            $84,132        $79,884
13.  DUE FROM INSIDERS
14.  OTHER  ASSETS  -  NET  OF
     AMORTIZATION  (ATTACH  LIST)
15.  OTHER (ATTACH LIST)                                    $4,201             $4,201         $4,201
16.  TOTAL ASSETS                                         $920,807           $980,187       $765,755
POSTPETITION  LIABILITIES
17.  ACCOUNTS  PAYABLE                                     $90,392            $27,369        $52,458
18.  TAXES  PAYABLE                                                              $600         $1,200
19.  NOTES  PAYABLE
20.  PROFESSIONAL  FEES
21.  SECURED  DEBT
22.  OTHER  (ATTACH  LIST)                                $512,236           $720,824       $458,553
23.  TOTAL  POSTPETITION
     LIABILITIES                                          $602,628           $748,793       $512,211
PREPETITION  LIABILITIES
24.  SECURED  DEBT                                      $5,265,442         $5,214,361     $5,163,272
25.  PRIORITY  DEBT
26.  UNSECURED  DEBT
27.  OTHER (ATTACH LIST)                                $2,025,474         $1,979,839     $2,026,499
28.  TOTAL  PREPETITION  LIABILITIES         $0         $7,290,916         $7,194,200     $7,189,771
29.  TOTAL LIABILITIES                       $0         $7,893,544         $7,942,993     $7,701,982
EQUITY
30.  PREPETITION  OWNERS'  EQUITY                       $2,638,158         $2,638,158     $2,638,158
31.  POSTPETITION  CUMULATIVE
     PROFIT  OR  (LOSS)                                ($9,614,774)       ($9,605,196)   ($9,578,970)
32.  DIRECT  CHARGES  TO  EQUITY
     (ATTACH  EXPLANATION)                                  $3,879             $4,232         $4,585
33.  TOTAL  EQUITY                           $0        ($6,972,737)       ($6,962,806)   ($6,936,227)
34.  TOTAL  LIABILITIES  &
     OWNERS'  EQUITY                         $0           $920,807           $980,187       $765,755



                      PARK PHARMACY CORPORATION
                                                                                           FOR YEAR-PERIOD  [2004 - 06]



                                                                TRIAL BALANCE   TRIAL BALANCE
                                                                     AS OF          AS OF                                  REPORT
     ACCOUNT DESCRIPTION                                           11/30/03       12/31/03     ADJUSTMENTS  ADJUSTED TRIAL  LINE
                                                                ------------------------------------------------------------------
     MOR-1   COMPARATIVE  BALANCE  SHEET (Detail Listing)
                          ASSETS
     1030       ZBA - Bank of Texas                               (131,686.06)   (271,095.70)                (271,095.70)   Ln 01
     1065       Bank One- Clearing Account                         494,505.18     256,931.87                  256,931.87    Ln 01
     1070       BankOne-Health & Welfare Claims                    213,125.42     172,778.19                  172,778.19    Ln 01
     1080       Bank One - Section 125                               8,806.66       6,326.97                    6,326.97    Ln 01
     1105       Bank of Texas                                      133,219.85     371,276.38                  371,276.38    Ln 01
             1. UNRESTRICTED  CASH                                                                            536,217.71    Ln 01


             2. RESTRICTED  CASH                                                                                    0.00    Ln 02
                                                                                                          --------------------------
             3. TOTAL  CASH                                                                                   536,217.71    Ln 03

             4. ACCOUNTS  RECEIVABLE  (NET)
             5. INVENTORY
             6. NOTES  RECEIVABLE
     1400       Prepaid Insurance                                  144,294.52     111,587.04                  111,587.04    Ln 07
     1416       Prepaid Inventory-Cardinal                          15,000.00      15,000.00                   15,000.00    Ln 07
     1420       Prepaid expenses                                    12,588.57      16,865.24                   16,865.24    Ln 07
                                                                                                          --------------------------
             7. PREPAID  EXPENSES                                                                             143,452.28    Ln 07

     1275       Other Receivables                                    2,000.00       2,000.00                    2,000.00    Ln 08
                                                                                                          --------------------------
             8. OTHER  (ATTACH  LIST)                                                                           2,000.00    Ln 08
                                                                                                          --------------------------
             9. TOTAL  CURRENT  ASSETS                                                                        681,669.99    Ln 09
                                                                                                          --------------------------
     1520       Leasehold Improvements                               3,794.64       3,794.64                    3,794.64    Ln 10
     1530       Fixtures & Equipment                                52,277.78      52,277.78                   52,277.78    Ln 10
     1540       Computer Equipment                                 101,297.40     100,314.53                  100,314.53    Ln 10
     1541       Computer Software                                   16,924.94      16,924.94                   16,924.94    Ln 10
     1550       Vehicles                                            45,321.17      45,321.17                   45,321.17    Ln 10
            10. PROPERTY,  PLANT  &  EQUIPMENT                                                                218,633.06    Ln 10
                                                                                                          --------------------------
     1620       Accum Depr - Leasehold Impts                          (396.45)       (408.65)                    (408.65)   Ln 11
     1630       Accum Depr - Fixtures & Equip                      (21,334.24)    (21,973.80)                 (21,973.80)   Ln 11
     1640       Accum Depr - Computer Equip                        (73,841.54)    (75,577.62)                 (75,577.62)   Ln 11
     1641       Accum Depr - Computer Software                     (15,740.18)    (15,862.72)                 (15,862.72)   Ln 11
     1650       Accum Depr - Vehicles                              (24,171.24)    (24,926.59)                 (24,926.59)   Ln 11
            11. LESS:  ACCUMULATED DEPRECIATION / DEPLETION                                                  (138,749.38)   Ln 11
                                                                                                          --------------------------
            12. NET  PROPERTY,  PLANT  & EQUIPMENT                                                             79,883.68    Ln 12
                                                                                                          --------------------------
            13. DUE FROM INSIDERS
            14. OTHER  ASSETS  -  NET  OF AMORTIZATION
                (ATTACH  LIST)                                                                                      0.00    Ln 14
                                                                                                          --------------------------
     1450       Deposits                                             4,201.17       4,201.17                    4,201.17    Ln 15
                                                                                                          --------------------------
            15. OTHER (ATTACH LIST)                                                                             4,201.17    Ln 15
                                                                                                          --------------------------
            16. TOTAL ASSETS                                                                                  765,754.84    Ln 16
                                                                                                          ==========================
     MOR-1   COMPARATIVE  BALANCE  SHEET (Detail Listing)
                   POSTPETITION LIABILITIES
             PostPetition Accounts Payable (Park Only)                                          (52,457.61)   (52,457.61)   Ln 17
                                                                                                          --------------------------
            17. ACCOUNTS  PAYABLE                                                                             (52,457.61)   Ln 17

     2151       State Income Tax Payable                              (600.00)     (1,200.00)                  (1,200.00)   Ln 18
                                                                                                          --------------------------
            18. TAXES  PAYABLE                                                                                 (1,200.00)   Ln 18

   * 2100       Accrued Payroll                                   (256,984.06)    (61,767.74)     5,000.00   (56,767.74)    Ln 22
     2110       Accrued Property Taxes                                 427.41         (22.59)                     (22.59)   Ln 22
     2130       Accrued Vacation                                   (21,100.00)    (21,100.00)    20,500.00       (600.00)   Ln 22
     2155       Accrued Directors Fees                             (13,750.00)    (13,750.00)                 (13,750.00)   Ln 22
     2160       Accrued Accounting Fees                           (109,199.00)   (107,199.00)    14,730.25    (92,468.75)   Ln 22
   * 2165       Accrued Legal                                      (61,370.00)    (64,627.11)     9,370.00    (55,257.11)   Ln 22
     2170       Accrued Interest                                  (329,069.07)   (359,069.07)   179,069.07   (180,000.00)   Ln 22
     2180       Other Accrued Expenses                             (79,563.70)     (5,648.75)                  (5,648.75)   Ln 22
     2310       Health Insurance Payable                          (204,319.59)   (181,869.58)   134,540.09    (47,329.49)   Ln 22
     2320       401K Plan Payable                                   (8,805.83)     (9,030.44)                  (9,030.44)   Ln 22
     2335       Dental/Extra Life Clearing                         (11,402.23)    (11,457.13)    20,000.00      8,542.87    Ln 22
                                                                                                          --------------------------
     2340       Section 125 Clearing                                (7,781.99)     (5,322.98)                  (5,322.98)   Ln 22
     2345       Op Cancer, Acc. & Disability                          (703.93)       (547.23)                    (547.23)   Ln 22
     2350       Eye Insurance Clearing                              (2,411.84)     (2,351.38)     2,000.00       (351.38)   Ln 22
                                                                                                          --------------------------
            22. OTHER  (ATTACH  LIST)                                                                        (458,553.59)   Ln 22
                                                                                                          --------------------------
            23. TOTAL  POSTPETITION LIABILITIES                                                              (512,211.20)   Ln 23
                                                                                                          --------------------------
                    PREPETITION LIABILITIES
     2401       S-T Notes Pay - BOT Revl #5                     (2,595,322.92) (2,595,322.92)              (2,595,322.92)   Ln 24
     2430       Cur Portion L/T Debt - Lexus                        (5,341.02)     (4,251.98)                  (4,251.98)   Ln 24
     2440       Current Portion of L/T Debt -                   (2,613,697.39) (2,563,697.39)              (2,563,697.39)   Ln 24
                                                                                                          --------------------------
            24. SECURED  DEBT                                                                              (5,163,272.29)   Ln 24

            25. PRIORITY  DEBT
            26. UNSECURED  DEBT
                PrePetition Accounts Payable (Park Only)                                       (136,135.92)  (136,135.92)   Ln 27
     2010       Accounts Payable                                (6,179,099.46) (5,849,576.40)   188,593.53 (5,660,982.87)   Ln 27
     1251-08-00 Due To/From Medicine Man                         3,351,941.79   3,199,012.95                3,199,012.95    Ln 27
     1254       Due To/From Dougherty's                         (1,165,641.94) (1,379,913.46)              (1,379,913.46)   Ln 27
     1256       Due To/From Park Infusion                        2,458,364.56   2,413,742.98                2,413,742.98    Ln 27
     1257       Due To/From Park LP Holdings                        17,380.00      17,380.00                   17,380.00    Ln 27
     1258       Due To/From Park Operating GP                       (2,567.56)     (2,567.56)                  (2,567.56)   Ln 27
     2140       Accrued Bonus                                      (28,525.50)    (28,525.50)                 (28,525.50)   Ln 27
     2610       Deferred gain on Sale of Tampa                     (73,850.00)    (63,300.00)                 (63,300.00)   Ln 27
   *            Accrued Payroll Transferred from THC                                             (5,000.00)    (5,000.00)   Ln 27
   *            Accrued Legal Transferred from THC                                               (9,370.00)    (9,370.00)   Ln 27
                Accrued Vacation                                                                (20,500.00)   (20,500.00)   Ln 27
                Accrued Accounting Fees                                                         (14,730.25)   (14,730.25)   Ln 27
                Accrued Interest                                                               (179,069.07)  (179,069.07)   Ln 27
                Health Insurance Payable                                                       (134,540.09)  (134,540.09)   Ln 27
                Dental/Extra Life Clearing                                                      (20,000.00)   (20,000.00)   Ln 27
                Eye Insurance Clearing                                                           (2,000.00)    (2,000.00)   Ln 27
                                                                                                          --------------------------
            27. OTHER (ATTACH LIST)                                                                        (2,026,498.79)   Ln 27
                                                                                                          --------------------------
            28. TOTAL  PREPETITION  LIABILITIES                                                             7,189,771.08)   Ln 28
                                                                                                          --------------------------
            29. TOTAL LIABILITIES                                                                          (7,701,982.28)   Ln 29


                        EQUITY

       30. PREPETITION OWNERS' EQUITY                                                       (2,638,158.08)   2,638,158.08)    Ln 30

           Income (Loss) December 2, 2002 thru
           June 30, 2003                                                                     9,622,085.49    9,622,085.49     Ln 31
           Current Year Income (Loss)                  (16,889.69)         (43,115.26)                         (43,115.26)    Ln 31
                                                                                                          --------------------------
       31. POSTPETITION CUMULATIVE PROFIT OR (LOSS)                                                          9,578,970.23     Ln 31

1750       Deferred Compensation                         5,184.75            5,017.50           (7,191.75)      (2,174.25)    Ln 32
1751       Deferred Compensation-options                 5,747.86            5,562.44           (7,972.90)      (2,410.46)    Ln 32
                                                                                                          --------------------------
       32. DIRECT CHARGES TO EQUITY (ATTACH
           EXPLANATION)                                                                                         (4,584.71)    Ln 32
2700       Common Stock                                 (1,011.00)          (1,011.00)           1,011.00            0.00
2710       Preferred Stock - Series A                   (2,614.00)          (2,614.00)           2,614.00            0.00
2750       Additional Paid in Capital               (7,889,125.60)      (7,889,125.60)       7,889,125.60            0.00
2800       Retained earnings                        14,861,513.36       14,861,513.36      (14,861,513.36)           0.00
                                                                                                          --------------------------
       33. TOTAL EQUITY                                                                                      6,936,227.44     Ln 33

                                                                                                          --------------------------
       34. TOTAL LIABILITIES & OWNERS' EQUITY                                                                 (765,754.84)    Ln 34
                                                                                                          ==========================
                                                                                     -                  -            0.00
                                                    ------------------- -------------------------------------------------------

MOR-2  INCOME STATEMENT (DETAIL LISTING)

                                                                     Y-T-D
                                                    ---------------------------------------
                                                       PRIOR MONTH         CURRENT MONTH                           M-T-D
                                                    ------------------- -------------------                    ----------------
REVENUES
COST OF GOODS SOLD
OPERATING EXPENSES
        9. OFFICER/INSIDER COMPENSATION                                                         28,949.17       28,949.17     Ln 09

5300       Auto Expense                                  6,087.42            6,985.67                              898.25     Ln 11
5310       Automobile Mileage                               73.87               73.87                                0.00     Ln 11
5400       Bank Service Charges                         11,351.46           13,412.01                            2,060.55     Ln 11
5420       Bonus - Management                                0.00            2,000.00                            2,000.00     Ln 11
5430       Bonus - Clerical                                  0.00            2,900.00                            2,900.00     Ln 11
5470       Computer - Data Processing                      323.24              323.24                                0.00     Ln 11
5480       Computer Supplies                               319.25              319.25                                0.00     Ln 11
5485       Computer - Software Maintenanc                6,698.63            7,585.54                              886.91     Ln 11
5495       Continuing Education                            250.00              250.00                                0.00     Ln 11
5515       Conventions & Seminars                           79.58               79.58                                0.00     Ln 11
5575       Directors Fees                                6,250.00            6,250.00                                0.00     Ln 11
5600       Dues & Subscriptions                          2,206.71            2,730.51                              523.80     Ln 11
5725       Equipment, Storage Rental                     7,819.53            8,990.72                            1,171.19     Ln 11
5900       Insurance - Employee                         17,989.88           19,287.15                            1,297.27     Ln 11
5915       Insurance - Direc & Officers                 30,568.00           37,390.00                            6,822.00     Ln 11
5925       Insurance - Workers Comp                      2,466.50            2,847.13                              380.63     Ln 11
5930       Insurance - Auto                                730.00              876.00                              146.00     Ln 11
5935       Insurance - General                           2,850.00            3,420.00                              570.00     Ln 11
5950       Insurance - Property                            985.00            1,182.00                              197.00     Ln 11
6090       Meals & Entertainment                         1,446.97            1,631.23                              184.26     Ln 11
6092       Meals - Employees                             4,065.30            9,412.43                            5,347.13     Ln 11
6100       Miscellaneous Expense                          (339.90)            (339.90)                               0.00     Ln 11
6150       Office Expense                                  304.32              414.32                              110.00     Ln 11
6170       Payroll Service Expense                       8,453.36            9,993.56                            1,540.20     Ln 11
6190       Penalities                                       50.46              847.00                              796.54     Ln 11
6200       Postage                                       1,418.55            1,716.42                              297.87     Ln 11
6260       Public Expenses                               4,356.89            4,506.89                              150.00     Ln 11
6320       Repairs & Maintenance                         2,416.18            2,821.15                              404.97     Ln 11
6350       Salaries - Management                       113,026.56          135,927.37          (22,900.81)           0.00     Ln 11
6370       Salaries - Clerical                         207,753.26          246,906.86           (6,048.36)      33,105.24     Ln 11
6380       Salaries - Overtime                           2,166.28            2,370.77                              204.49     Ln 11
6381       Salaries-Def Comp Amort                         836.25            1,003.50                              167.25     Ln 11
6382       Salaries-Def Comp Amort-option                  927.10            1,112.52                              185.42     Ln 11
6390       Security                                        415.06              415.06                                0.00     Ln 11
6395       Supplies                                      9,140.97           13,368.70                            4,227.73     Ln 11
6410       Taxes - Franchise                             7,808.78            8,408.78                              600.00     Ln 11
6420       Taxes - Other                                    30.00               36.00                                6.00     Ln 11
6440       Taxes - Payroll                              19,197.39           24,694.44                            5,497.05     Ln 11
6450       Taxes-Property                                1,350.00            1,800.00                              450.00     Ln 11
6550       Telephone                                    18,348.92           21,130.64                            2,781.72     Ln 11
6600       Travel                                        9,139.62           11,466.26                            2,326.64     Ln 11
6700       Utilities                                       325.36              391.53                               66.17     Ln 11
                                                                                                          --------------------------
       11. GENERAL & ADMINISTRATIVE                                                                             78,302.28     Ln 11

6300       Rent                                         25,336.25           30,511.50                            5,175.25     Ln 12
                                                                                                          --------------------------
       12. RENT & LEASE                                                                                          5,175.25     Ln 12

                                                                                                          --------------------------
       14. TOTAL OPERATING EXPENSES                                                                             112,426.70    Ln 14

                                                                                                          --------------------------
       15. INCOME BEFORE NON-OPERATING
           INCOME & EXPENSE                                                                                   (112,426.70)    Ln 15
OTHER INCOME & EXPENSES
8300       Interest Expense                              1,466.47            1,506.47                               40.00     Ln 18
8310       Interest Expense - BOT                      150,000.00          180,000.00                           30,000.00     Ln 18
       18. INTEREST EXPENSE                                                                                     30,040.00     Ln 18
8200       Depreciation Expense                         17,779.33           21,045.06                            3,265.73     Ln 19
3400       Management Fee Income                      (846,756.14)      (1,026,794.95)                        (180,038.81)    Ln 21
8020       Gain/Loss on Sale of Asset                  (52,750.00)         (63,300.00)                         (10,550.00)    Ln 21
8040       Miscellaneous Income                         (3,174.87)          (3,334.06)                            (159.19)    Ln 21
8040-01-90 Miscellaneous Income                              0.00                0.00                                0.00     Ln 21
       21. OTHER (ATTACH LIST)                                                                                (190,748.00)    Ln 21

                                                                                                          --------------------------
       22. NET OTHER INCOME & EXPENSES                                                                       (157,442.27)    Ln 22

REORGANIZATION EXPENSES
5100       Accounting Fees                              40,000.00           40,000.00                                0.00     Ln 23
6250       Professional Fees - Legal                   141,067.52          159,567.52           (3,500.00)      15,000.00     Ln 23
6255       Professional Fees - Other                       455.00              745.00                              290.00     Ln 23
       23. PROFESSIONAL  FEES                                                                                   15,290.00     Ln 23
       24. U.S.  TRUSTEE  FEES                                                                   3,500.00        3,500.00     Ln 24
                                                                                                          --------------------------
       26. TOTAL REORGANIZATION EXPENSES                                                                        18,790.00     Ln 26

       27. INCOME TAX
                                                    -------------- -----------------------------------------------------------------
       28. NET PROFIT (LOSS)                           (16,889.69)         (43,115.26)                  -      (26,225.57)    Ln 28
                                                    ============== =================================================================
                                                                                (0.00)                               0.00

                                                             6370   Salaries - Clerical Adjustment Calculation
                                                                    per workday adjustment            (206.34)
                                                                    # of workdays         23
                                                                    Adjustment                     ($1,302.54)

                                                        MONTHLY OPERATING REPORT

CASE  NAME:  PARK PHARMACY CORPORATION                  ACCRUAL BASIS-2

CASE  NUMBER:  02-80896-SAF-11                          02/13/95, RWD, 2/96

INCOME STATEMENT

---------------------------------------------------------------------------------------------------
                                               MONTH         MONTH          MONTH          QUARTER
REVENUES                                       OCT-03        NOV-03         DEC-03          TOTAL
---------------------------------------------------------------------------------------------------
1.    GROSS REVENUES                                                                            --
---------------------------------------------------------------------------------------------------
2.    LESS: RETURNS & DISCOUNTS                                                                  --
---------------------------------------------------------------------------------------------------
3.    NET REVENUE                            $       0      $       0      $       0      $       0
---------------------------------------------------------------------------------------------------
COST  OF  GOODS  SOLD
---------------------------------------------------------------------------------------------------
4.    MATERIAL                                      --
---------------------------------------------------------------------------------------------------
5.    DIRECT LABOR                                  --
---------------------------------------------------------------------------------------------------
6.    DIRECT OVERHEAD                                                                            --
---------------------------------------------------------------------------------------------------
7.    TOTAL COST OF GOODS SOLD               $       0      $       0      $       0      $       0
===================================================================================================
8.    GROSS PROFIT                           $       0      $       0      $       0      $       0
---------------------------------------------------------------------------------------------------
OPERATING  EXPENSES
---------------------------------------------------------------------------------------------------
9.    OFFICER / INSIDER COMPENSATION         $  27,647      $  26,289      $  28,949         82,885
---------------------------------------------------------------------------------------------------
10.   SELLING &  MARKETING                                                                       --
---------------------------------------------------------------------------------------------------
11.   GENERAL & ADMINISTRATIVE               $  83,785      $  75,043      $  78,302        237,130
---------------------------------------------------------------------------------------------------
12.   RENT &  LEASE                          $   5,055      $   5,115      $   5,175         15,345
---------------------------------------------------------------------------------------------------
13.   OTHER (ATTACH LIST)                                                                        --
---------------------------------------------------------------------------------------------------
14.   TOTAL OPERATING EXPENSES               $ 116,487      $ 106,447      $ 112,426      $ 335,360
===================================================================================================
15.   INCOME BEFORE NON-OPERATING
      INCOME & EXPENSE                       ($116,487)     ($106,447)     ($112,426)     ($335,360)
---------------------------------------------------------------------------------------------------
OTHER  INCOME & EXPENSES
---------------------------------------------------------------------------------------------------
16.   NON-OPERATING INCOME (ATT. LIST)                                                           --
---------------------------------------------------------------------------------------------------
17.   NON-OPERATING EXPENSE (ATT. LIST)                                                          --
---------------------------------------------------------------------------------------------------
18.   INTEREST EXPENSE                       $  30,415      $  30,048      $  30,040         90,503
---------------------------------------------------------------------------------------------------
19.   DEPRECIATION / DEPLETION               $   3,472      $   3,499      $   3,266         10,237
---------------------------------------------------------------------------------------------------
20.   AMORTIZATION                                                                               --
---------------------------------------------------------------------------------------------------
21.   OTHER (ATTACH LIST)                    ($185,309)     ($168,527)     ($190,748)      (544,584)
---------------------------------------------------------------------------------------------------
22.   NET OTHER INCOME & EXPENSES            ($151,422)     ($134,980)     ($157,442)     ($443,844)
---------------------------------------------------------------------------------------------------
REORGANIZATION  EXPENSES
---------------------------------------------------------------------------------------------------
23.   PROFESSIONAL FEES                      $  59,092      $  15,455      $  15,290         89,837
---------------------------------------------------------------------------------------------------
24.   U.S. TRUSTEE FEES                      $   3,500      $   3,500      $   3,500         10,500
---------------------------------------------------------------------------------------------------
25.   OTHER (ATTACH LIST)                           --
---------------------------------------------------------------------------------------------------
26.   TOTAL REORGANIZATION EXPENSES          $  62,592      $  18,955      $  18,790      $ 100,337
===================================================================================================
27.   INCOME TAX
===================================================================================================
28.   NET PROFIT (LOSS)                      ($ 27,657)     $   9,578      $  26,226      $   8,147
===================================================================================================

                                                        MONTHLY OPERATING REPORT

CASE  NAME:  PARK PHARMACY CORPORATION                  ACCRUAL BASIS-3

CASE  NUMBER:  02-80896-SAF-11                          02/13/95, RWD, 2/96

CASH RECEIPTS AND                                MONTH             MONTH             MONTH            QUARTER
DISBURSEMENTS                                    OCT-03            NOV-03            DEC-03            TOTAL
---------------------------------------------------------------------------------------------------------------
1.    CASH - BEGINNING  OF  MONTH            $    626,409      $    624,928      $    717,972      $    626,409
---------------------------------------------------------------------------------------------------------------
RECEIPTS  FROM  OPERATIONS
---------------------------------------------------------------------------------------------------------------
2.    CASH  SALES                            $  3,331,498      $  2,828,418      $  3,449,787      $  9,609,702
---------------------------------------------------------------------------------------------------------------
COLLECTION  OF  ACCOUNTS  RECEIVABLE
---------------------------------------------------------------------------------------------------------------
3.    PREPETITION
---------------------------------------------------------------------------------------------------------------
4.    POSTPETITION
---------------------------------------------------------------------------------------------------------------
5.    TOTAL  OPERATING  RECEIPTS             $  3,331,498      $  2,828,418      $  3,449,787      $  9,609,702
---------------------------------------------------------------------------------------------------------------
      NON - OPERATING RECEIPTS
---------------------------------------------------------------------------------------------------------------
6.    LOANS  &  ADVANCES  (ATTACH  LIST)
---------------------------------------------------------------------------------------------------------------
7.    SALE  OF  ASSETS
---------------------------------------------------------------------------------------------------------------
8.    OTHER  (ATTACH  LIST)
---------------------------------------------------------------------------------------------------------------
9.    TOTAL  NON-OPERATING  RECEIPTS         $          0      $          0      $          0      $          0
===============================================================================================================
10.   TOTAL  RECEIPTS                        $  3,331,498      $  2,828,418      $  3,449,787      $  9,609,702
===============================================================================================================
11.   TOTAL  CASH  AVAILABLE                 $  3,957,907      $  3,453,346      $  4,167,758      $ 10,236,111
---------------------------------------------------------------------------------------------------------------
OPERATING  DISBURSEMENTS
---------------------------------------------------------------------------------------------------------------
12.   NET  PAYROLL                           $     43,027      $     39,153      $     61,632      $    143,812
---------------------------------------------------------------------------------------------------------------
13.   PAYROLL TAXES PAID                     $     16,869      $     16,456      $     26,943      $     60,269
---------------------------------------------------------------------------------------------------------------
14.   SALES,  USE  &  OTHER  TAXES  PAID     $          0      $      7,209      $      2,723      $      9,932
---------------------------------------------------------------------------------------------------------------
15.   SECURED / RENTAL / LEASES              $     26,456      $     26,516      $     28,814      $     81,785
---------------------------------------------------------------------------------------------------------------
16.   UTILITIES                              $         58      $         17      $         66      $        141
---------------------------------------------------------------------------------------------------------------
17.   INSURANCE                              $     98,651      $     53,013      $     60,312      $    211,976
---------------------------------------------------------------------------------------------------------------
18.   INVENTORY  PURCHASES                   $          0      $          0      $          0      $          0
---------------------------------------------------------------------------------------------------------------
19.   VEHICLE  EXPENSES                      $      5,342      ($     1,532)     $        858      $      4,668
---------------------------------------------------------------------------------------------------------------
20.   TRAVEL                                 $      3,922      $      1,011      $      1,198      $      6,131
---------------------------------------------------------------------------------------------------------------
21.   ENTERTAINMENT                          $      4,079      $        274      $      4,710      $      9,062
---------------------------------------------------------------------------------------------------------------
22.   REPAIRS  &  MAINTENANCE                $        401      $        299      $        387      $      1,087
---------------------------------------------------------------------------------------------------------------
23.   SUPPLIES                               $      2,092      $      3,328      $      3,908      $      9,328
---------------------------------------------------------------------------------------------------------------
24.   ADVERTISING                            $          0
---------------------------------------------------------------------------------------------------------------
25.   OTHER  (ATTACH  LIST)                  $  3,121,584      $  2,589,630      $  3,423,231      $  9,134,445
---------------------------------------------------------------------------------------------------------------
26.   TOTAL  OPERATING  DISBURSEMENTS        $  3,322,479      $  2,735,374      $  3,614,783      $  9,672,637
---------------------------------------------------------------------------------------------------------------
REORGANIZATION  EXPENSES
---------------------------------------------------------------------------------------------------------------
27.   PROFESSIONAL  FEES                     $     16,757      $     16,757
---------------------------------------------------------------------------------------------------------------
28.   U.S.  TRUSTEE  FEES                    $     10,500      $          0      $          0      $     10,500
---------------------------------------------------------------------------------------------------------------
29.   OTHER  (ATTACH  LIST)                  $          0
---------------------------------------------------------------------------------------------------------------
30.   TOTAL  REORGANIZATION  EXPENSES        $     10,500      $          0      $     16,757      $     27,257
===============================================================================================================
31.   TOTAL  DISBURSEMENTS                   $  3,332,979      $  2,735,374      $  3,631,540      $  9,699,893
===============================================================================================================
32.   NET  CASH  FLOW                        ($     1,482)     $     93,044      ($   181,753)     ($    90,191)
===============================================================================================================
33.   CASH - END OF MONTH                    $    624,928      $    717,972      $    536,218      $    536,218
===============================================================================================================

   MONTHLY OPERATING REPORT

                               -------------------------------------------------
ACCRUAL BASIS-3                CASE  NAME:  PARK PHARMACY CORPORATION
                               -------------------------------------------------
MOR-3-2
                               -------------------------------------------------
02/13/95, RWD, 2/96            CASE  NUMBER:  02-80896-SAF-11
                               -------------------------------------------------


DECEMBER-03
OTHER - LINE 25

     PARK PHARMACY
ADP Fees                                                 1,540
Bank Fees                                                2,061
Bank of Texas                                           50,000
Bell, Nunnally & Martin                                  7,176
Blakeman & Associates                                      222
Bowne of Dallas                                            259
Craig Mackey                                               538
Elsie Ulate                                                 20
Federal Express Corp                                       680
Hein & Associates                                        2,000
Kelli Keen                                                 128
Kevin Lynch                                                140
Merrill Lynch                                              106
Philip Waltrip                                             795
Securities Transfer Corp                                   209
Shred It                                                    55
Southwestern Bell                                       12,797
State Comptroller                                          766

OTHER SUBS
Inventory Purchases-Amerisource                      1,976,722
Prepaid Inventory-Cardinal                             215,935
Payroll Taxes                                          188,552
Payroll Checks                                         492,378
AP-Other                                               470,152
                                          ---------------------
                                                     3,423,231
                                          =====================

                                                 MONTHLY OPERATING REPORT

CASE  NAME:  PARK PHARMACY CORPORATION           ACCRUAL BASIS-4

CASE  NUMBER:  02-80896-SAF-11                   02/13/95, RWD, 2/96


                                                 SCHEDULE
ACCOUNTS  RECEIVABLE  AGING                       AMOUNT         MONTH          MONTH          MONTH
---------------------------------------------    --------       --------       --------       --------
1        0-30
2        31-60
3        61-90
4        91+
5        TOTAL ACCOUNTS RECEIVABLE               $      0       $      0       $      0       $      0
6        AMOUNT CONSIDERED UNCOLLECTIBLE
7        ACCOUNTS RECEIVABLE (NET)               $      0       $      0       $      0       $      0



AGING  OF  POSTPETITION  TAXES  AND  PAYABLES             MONTH:  DEC-03
                                                                 ---------------


                                      0-30          31-60         61-90         91+
TAXES  PAYABLE                        DAYS          DAYS          DAYS          DAYS          TOTAL
------------------------------       -------       -------       -------       -------       -------
1        FEDERAL
2        STATE
3        LOCAL
4        OTHER (ATTACH LIST)
5        TOTAL TAXES PAYABLE         $     0       $     0       $     0       $     0       $     0

6        ACCOUNTS PAYABLE            $52,458                                                 $52,458



STATUS  OF  POSTPETITION  TAXES                            MONTH: DEC-03
                                                                 ---------------


                                   BEGINNING         AMOUNT                        ENDING
                                      TAX         WITHHELD AND/     AMOUNT           TAX
FEDERAL                            LIABILITY*      OR ACCRUED        PAID         LIABILITY
--------------------------------   ---------      -------------    --------       ---------
1       WITHHOLDING**                               $ 14,889       $(14,889)       $      0
2       FICA-EMPLOYEE**                             $  5,561       $ (5,561)       $      0
3       FICA-EMPLOYER**                             $  5,561       $ (5,561)       $      0
4       UNEMPLOYMENT                                $    216       $   (216)       $      0
5       INCOME
6       OTHER (ATTACH LIST)
7       TOTAL FEDERAL TAXES         $      0        $ 26,227       $(26,227)       $      0

STATE  AND  LOCAL
8       WITHHOLDING                                 $    716       $   (716)       $      0
9       SALES
10      EXCISE
11      UNEMPLOYMENT
12      REAL PROPERTY
13      PERSONAL PROPERTY
14      OTHER (ATTACH LIST)
15      TOTAL STATE &  LOCAL        $      0       $    716        $   (716)       $      0
16      TOTAL TAXES                 $      0       $ 26,943        $(26,943)       $      0


* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                        MONTHLY OPERATING REPORT

CASE  NAME: PARK PHARMACY CORPORATION                   ACCRUAL BASIS-5

CASE  NUMBER: 02-80896-SAF-11                           02/13/95, RWD, 2/96


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.


                                            MONTH: DECEMBER-03
                                                               -----------------

BANK  RECONCILIATIONS

                                           Account #1        Account #2              Account #3
A.  BANK:                                   Bank One          Bank One                Bank One
B.  ACCOUNT NUMBER:                        1597588498        1597588662              1597588241                 TOTAL
C.  PURPOSE (TYPE):                         Payroll          Section 125          Health & Welfare
1.  BALANCE PER BANK STATEMENT             $297,764             $7,571                $172,778
2.  ADD: TOTAL DEPOSITS NOT CREDITED       $      0             $    0                $      0
3.  SUBTRACT: OUTSTANDING CHECKS           $ 40,832             $1,244                $      0
4.  OTHER RECONCILING ITEMS                $      0
5.  MONTH END BALANCE PER  BOOKS           $256,932             $6,327                $172,778                   $0
6.  NUMBER OF LAST CHECK WRITTEN


INVESTMENT ACCOUNTS

                                           DATE OF            TYPE OF                  PURCHASE                 CURRENT
BANK, ACCOUNT NAME & NUMBER                PURCHASE          INSTRUMENT                  PRICE                   VALUE
7.
8.
9.
10.
11. TOTAL INVESTMENTS                                                                     $0                      $0

CASH

12. CURRENCY ON HAND

13. TOTAL CASH - END OF MONTH                                                                                     $0

                                                        MONTHLY OPERATING REPORT

CASE NAME: PARK PHARMACY CORPORATION                    ACCRUAL BASIS-5

CASE NUMBER: 02-80896-SAF-11                            02/13/95, RWD, 2/96


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.


                                            MONTH: DECEMBER 2003
                                                                ----------------

BANK RECONCILIATIONS

                                                Account #4              Account #5              Account #6
A.  BANK:                                      Bank of Texas           Bank of Texas           Bank of Texas
B.  ACCOUNT NUMBER:                             2880518605              3090601755              2891021801                 TOTAL
C.  PURPOSE (TYPE):                             Operating              Disbursement         Park Operating Inc
1.  BALANCE PER BANK STATEMENT                  $ 396,844                                                               $ 874,956
2.  ADD: TOTAL DEPOSITS NOT CREDITED            $       0                                                               $       0
3.  SUBTRACT: OUTSTANDING CHECKS                $  25,568               $ 268,612                                       $ 336,255
4.  OTHER RECONCILING ITEMS                     $       0               $  (2,484)                                      $  (2,484)
5.  MONTH END BALANCE PER BOOKS                 $ 371,276               $(271,096)                  $0                  $ 536,218
6.  NUMBER OF LAST CHECK WRITTEN


INVESTMENT ACCOUNTS

                                                 DATE OF                 TYPE OF                PURCHASE                 CURRENT
BANK, ACCOUNT NAME & NUMBER                      PURCHASE               INSTRUMENT               PRICE                    VALUE
7.
8.
9.
10.
11. TOTAL INVESTMENTS                                                                               $0                      $0

CASH

12. CURRENCY ON HAND

13. TOTAL CASH - END OF MONTH                                                                                         $536,218

                                                        MONTHLY OPERATING REPORT

CASE  NAME:  PARK PHARMACY CORPORATION                  ACCRUAL BASIS-6

CASE  NUMBER:  02-80896-SAF-11                          02/13/95, RWD, 2/96

                                                        MONTH: _DEC-03

PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

                                    INSIDERS
--------------------------------------------------------------------------------
                                 TYPE OF                AMOUNT        TOTAL PAID
      NAME                       PAYMENT                 PAID          TO DATE
-----------------            -------------------       --------       ----------
1. Craig Mackey              Salary+car allow          $ 16,112       $  145,902
2. Philip Waltrip            Salary+car allow          $  5,565       $   67,274
3. Nancy Graham              Sal+car allow+bonus       $  6,048       $   56,674

4. See "Continuation" tab for non-Park Pharmacy        $ 19,150       $  173,586
5. Insiders payments. Amount from MOR-6(1)
6. TOTAL  PAYMENTS
   TO  INSIDERS                                        $ 46,876       $  443,436


        PROFESSIONALS
                               DATE OF COURT                                                   TOTAL
                             ORDER AUTHORIZING      AMOUNT       AMOUNT      TOTAL PAID       INCURRED
         NAME                     PAYMENT          APPROVED       PAID         TO DATE       & UNPAID *
------------------------     -----------------     --------      --------    ----------      ----------
1. Bell Nunnally& Martin        12/2/2003*****     $  2,176      $  7,176    $   11,295
2. Trust Law Firm              12/22/2003          $ 16,757      $ 16,757    $   16,757
3.
4.
5.
6. TOTAL  PAYMENTS
   TO  PROFESSIONALS                               $ 18,932      $ 23,932    $   28,051      $        0


***** A refund of $5,000 post-petition retainer being requested by our attorney from Bell Nunnally because not prior approved by Court Order.

*      INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

                                                        SCHEDULED             AMOUNTS
                                                        MONTHLY                PAID                 TOTAL
                                                        PAYMENTS              DURING               UNPAID
             NAME OF CREDITOR                             DUE                  MONTH            POSTPETITION
----------------------------------------------         ----------            --------           ------------
1. Castlebrook Realty                                  **$      0             ($4,265)           ($4,265)***
2. Public Industrial Property Co. Inc.                 **$      0               ($850)             ($850)***
3. North Dallas Bank & Trust                             $  1,129             ($1,129)                $0
4. See MOR-6Jul(1) for Park Pharmacy guarantor           $ 14,106            ($17,704)           ($3,598)
5.   leases and other lease in name of Park
6. TOTAL                                                 $ 15,235            ($23,948)           ($8,713)

**    Prepaid in November for December Rent

***   Prepaid Rent for January 2004

                                                       Monthly Operating Report
CASE  NAME:  Park Pharmacy Corporation                 ACCRUAL BASIS-6

CASE  NUMBER:  02-80896-SAF-11

                                                                  MONTH:  Dec-03
   INSIDER CONTINUATION

                                    INSIDERS
-----------------------------------------------------------------------------
                               TYPE OF               AMOUNT        TOTAL PAID
       NAME                    PAYMENT                PAID          TO DATE
-------------------      -------------------        --------       ----------
1. Tommy Park***         Sal+car allow+bonus        $  6,327       $   57,923
2. Kathleen Park***      Salary+bonus               $  3,166       $   25,235
3. Joe Park***           Salary                     $  9,657       $   86,678
4. Jill Park***          Director fee                              $    3,750
5.
6. TOTAL  PAYMENTS
   TO  INSIDERS                                     $ 19,150       $  173,586

***     Non-Park Pharmacy Corp. employees


POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

                                                          SCHEDULED       AMOUNTS
                                                           MONTHLY         PAID             TOTAL
                                                           PAYMENTS        DURING           UNPAID
             NAME OF CREDITOR                                DUE           MONTH          POSTPETITION
----------------------------------------------            ---------       -------         ------------
1. *U.S. Alliance Inc c/oClassic Property Mgmt            $  14,106       $     0          $     14,106
2. **Option Care Enterprises, Inc                     ****$       0      ($ 5,036)        ($      5,036)***
3. **Medical Park Plaza, Ltd                          ****$       0      ($ 5,218)        ($      5,218)***
4. *Lincoln Inwood Plaza                              ****$       0      ($ 7,450)        ($      7,450)***
5. U-Haul Storage (prior THC)                             $     205      ($   205)         $          0
6. TOTAL                                                  $  14,311      ($17,909)        ($      3,598)

   *     Lease in name of Park Pharmacy Corp.(THC)
   **    Park Pharmacy Corp as guarantor.
   ***   Prepaid Rent for January 2004
   ****  Prepaid in November for December Rent

                                                        MONTHLY OPERATING REPORT

CASE NAME: PARK PHARMACY CORPORATION                   ACCRUAL BASIS-7

CASE NUMBER: 02-80896-SAF-11                            02/13/95, RWD, 2/96

                                                      MONTH: DEC-03

QUESTIONNAIRE

                                                                                 YES               NO
                                                                                 ---               --

1.       HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL
         COURSE OF BUSINESS THIS REPORTING PERIOD?                                                 x

2.       HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A
         DEBTOR IN POSSESSION ACCOUNT?                                                             x

3.       ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS)
         DUE FROM RELATED PARTIES?                                                                 x

4.       HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS
         REPORTING PERIOD?                                                                         x

5.       HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM
         ANY PARTY?                                                                                x

6.       ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                              x

7.       ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?                              x

8.       ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                          x

9.       ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                x

10.      ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?                                x

11.      HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING
         PERIOD?                                                                                   x

12.      ARE ANY WAGE PAYMENTS PAST DUE?                                                           x

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSURANCE

                                                                                    YES               NO
                                                                                    ---               --

1.       ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
         NECESSARY INSURANCE COVERAGES IN EFFECT?                                    x

2.       ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                      x

3.       PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

         Workers Compensation is being handled through occupational accident insurance from Members Service Life Insurance Co.

                              INSTALLMENT PAYMENTS

             TYPE OF                                                                                      PAYMENT AMOUNT
             POLICY                             CARRIER                      PERIOD COVERED                 & FREQUENCY
             -------                            -------                      --------------               --------------
Directors & Officers              Fireman's Fund Ins Co.                    5/27/03 to 5/27/04          $82,840.00 total
Gen Liab, Prof. Liab, Umbrella    Evanston, Admiral, Amer Intl Spec Line    3/27/03 to 4/01/04          $30,191.78 Monthly (7)
Property                          Royal Surplus Lines                       3/27/03 to 4/01/04          $30,191.78 Monthly (7)(incl)
Automobile                        Hardford                                  3/27/03 to 4/1/04           $10,908.00(4 installments)
Occupational Accident Ins.        Members Service Life Ins. Co.             6/12/03 to 6/12/05          $3,375.00 monthly(est.)